Exhibit 23.2

                                                  Summit
                             [Kemper       [logo] International
                            CPA Group             Associates
                           Letterhead]            Inc.





            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     We consent to the use of our independent auditor's report dated January 20, 1995 on the 1994 and 1993 consolidated financial statements of First Robinson Bancorp included herein and to the reference to our firm under the heading "Experts" in the Form S-4 Registration Statement.




                                   /s/ Kemper CPA Group, L.L.C.
                                   Kemper CPA Group, L.L.C.
                                   Certified Public Accountants
                                   Robinson, Illinois
                                   July 12, 1995



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